CERTIFICATE OF ASSISTANT SECRETARY

      The undersigned, Erin E. Chapman, Assistant Secretary of First Defined Portfolio Fund, LLC, a Delaware Limited Liability Company, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, a Massachusetts Business Trust, First Trust Senior Floating Rate Income Fund II, a Massachusetts Business Trust, First Trust Energy Income and Growth Fund, a Massachusetts Business Trust, First Trust Enhanced Equity Income Fund, a Massachusetts Business Trust, First Trust/Aberdeen Global Opportunity Income Fund, a Massachusetts Business Trust, First Trust Mortgage Income Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund, a Massachusetts Business Trust, First Trust Strategic High Income Fund II, a Massachusetts Business Trust, First Trust/Aberdeen Emerging Opportunity Fund, a Massachusetts Business Trust, First Trust Specialty Finance and Financial Opportunities Fund, a Massachusetts Business Trust, First Trust Exchange-Traded Fund II, a Massachusetts Business Trust, First Trust Exchange-Traded AlphaDEX(R) Fund, a Massachusetts Business Trust, First Trust Active Dividend Income Fund, a Massachusetts Business Trust, First Trust High Income Long/Short Fund, a Massachusetts Business Trust, First Trust Exchange-Traded AlphaDEX Fund II, a Massachusetts Business Trust, First Trust Series Fund, a Massachusetts Business Trust and First Trust Energy Infrastructure Fund, a Massachusetts Business Trust (individually, the "Company" and collectively, the "Companies"), does hereby certify that:

       1. This certificate is being delivered to the Securities and Exchange Commission (the "SEC") in connection with the filing of the Companies' joint fidelity bond (the "Bond") pursuant to Rule 17g-1 of the Investment Company Act of 1940, as amended, and the SEC is entitled to rely on this certificate for purposes of the filing.

       2. The undersigned is duly elected, qualified and acting Assistant Secretary of each Company, and has custody of the corporate records of each Company and is a proper officer to make this certification.

       3. Attached hereto as Exhibit A is a copy of the form of resolutions of a majority of the Board of Trustees who are not "interested persons" of each Company approving the amount, type, form and coverage of the Bond and the portion of the premium to be paid by each Company.

       4. Attached hereto as Exhibit B is a list of the amount of the single insured bond which each Company would have provided and maintained had it not been named as an insured under the Bond.

       5. Premiums have been paid for the period October 9, 2011 to October 9, 2012.

      IN WITNESS WHEREOF, the undersigned has caused this certificate to be executed this 20th day of April, 2012.


                                 /s/ Erin E. Chapman
                                 ------------------------------------------
                                 Erin E. Chapman, Assistant Secretary

                                   EXHIBIT A

                       FIRST DEFINED PORTFOLIO FUND, LLC
  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/UTILITIES DIVIDEND & INCOME FUND
             FIRST TRUST SENIOR FLOATING RATE INCOME FUND II FIRST
                      TRUST ENERGY INCOME AND GROWTH FUND
                    FIRST TRUST ENHANCED EQUITY INCOME FUND
              FIRST TRUST/ABERDEEN GLOBAL OPPORTUNITY INCOME FUND
                        FIRST TRUST MORTGAGE INCOME FUND
                        FIRST TRUST EXCHANGE-TRADED FUND
                FIRST TRUST STRATEGIC HIGH INCOME FUND II FIRST
                    TRUST/ABERDEEN EMERGING OPPORTUNITY FUND
         FIRST TRUST SPECIALTY FINANCE AND FINANCIAL OPPORTUNITIES FUND
                      FIRST TRUST EXCHANGE-TRADED FUND II
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
                    FIRST TRUST ACTIVE DIVIDEND INCOME FUND
                    FIRST TRUST HIGH INCOME LONG/SHORT FUND
                  FIRST TRUST EXCHANGE-TRADED ALPHADEX FUND II
                            FIRST TRUST SERIES FUND
                     FIRST TRUST ENERGY INFRASTRUCTURE FUND

             RESOLUTIONS REGARDING INVESTMENT COMPANY BLANKET BOND

      RESOLVED, that the officers of the First Defined Portfolio Fund, LLC, First Trust Series Fund, First Trust Exchange-Traded Fund, First Trust Exchange-Traded Fund II, First Trust Exchange-Traded AlphaDEX(R) Fund, First Trust Exchange-Traded AlphaDEX Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust Senior Floating Rate Income Fund II, First Trust Energy Income and Growth Fund, First Trust Enhanced Equity Income Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust Mortgage Income Fund, First Trust Strategic High Income Fund II, First Trust/Aberdeen Emerging Opportunity Fund, First Trust Specialty Finance and Financial Opportunities Fund, First Trust Active Dividend Income Fund, First Trust High Income Long/Short Fund and First Trust Energy Infrastructure Fund (each a "Fund" and collectively the "Funds") be and they hereby are, authorized and directed to make application for and maintain fidelity bond coverage for the Funds, jointly with First Trust Advisors L.P., First Trust Portfolios L.P. and such other First Trust managed funds as they, in their judgment, shall deem advisable and to enter into an agreement with the other parties concerning such coverage as required by Rule 17g-1(f) under the Investment Company Act of 1940 (the "1940 Act"), such agreement being in substantially the form presented to this meeting; and it is

      FURTHER RESOLVED, that fidelity bond coverage insuring the Funds in the amount required by Rule 17g-1 under the 1940 Act, or such greater amounts as officers of the Funds may from time to time determine in accordance with the provisions of Rule 17g-1 under the 1940 Act, is hereby deemed to be reasonable in form and amount as required by and considering all relevant factors as provided in Rule 17g-1 and is hereby approved; and it is

      FURTHER RESOLVED, that each Fund's participation with other management investment companies advised by First Trust Advisors in the purchase and maintenance of fidelity bond coverage with ICI Mutual Insurance Company as required by Rule 17g-1 under the 1940 Act, and the payment by the Funds of that portion of the premium for such coverage as may be allocated to each Fund in accordance with the premium allocation methodology approved by the Trustees at this meeting, is hereby approved; and it is

      FURTHER RESOLVED, that the Secretary or any Assistant Secretary of the Funds is hereby designated the officer to make the filings and give or cause to be given the notices required by Paragraph (g) of Rule 17g-1 under the 1940 Act.

                                   EXHIBIT B

Each Company listed below would have provided and maintained a single insured bond in the following amounts had it not been named as an insured under a joint Fidelity Bond:

FIRST DEFINED PORTFOLIO FUND                                                                              N/A
    Global Dividend Target 15 Portfolio                                                                   N/A
    NASDAQ(R) Target 15 Portfolio                                                                         N/A
    S&P Target 24 Portfolio                                                                               N/A
    Target Managed VIP Portfolio                                                                          N/A
    The Dow(R) DART 10 Portfolio                                                                          N/A
    The Dow(R) Target Dividend Portfolio                                                                  N/A
    Value Line(R) Target 25 Portfolio                                                                     N/A
----------------------------------------------------------------------------------------------   -------------
    SUB-TOTAL                                                                                        $525,000

FIRST TRUST CLOSED-END FUNDS
    First Trust Energy Income and Growth Fund                                                        $900,000
    First Trust Enhanced Equity Income Fund                                                          $750,000
    First Trust Senior Floating Rate Income Fund II                                                  $900,000
    Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund                     $600,000
    First Trust/Aberdeen Global Opportunity Income Fund                                              $750,000
    First Trust Mortgage Income Fund                                                                 $450,000
    First Trust Strategic High Income Fund II                                                        $600,000
    First Trust/Aberdeen Emerging Opportunity Fund                                                   $525,000
    First Trust Specialty Finance and Financial Opportunities Fund                                   $525,000
    First Trust Active Dividend Income Fund                                                          $450,000
    First Trust High Income Long/Short Fund                                                        $1,000,000
    First Trust Energy Infrastructure Fund                                                           $900,000
----------------------------------------------------------------------------------------------   -------------
    SUB-TOTAL                                                                                      $8,350,000

FIRST TRUST EXCHANGE-TRADED FUND
    First Trust Dow Jones Select MicroCap Index(SM) Fund                                                  N/A
    First Trust Morningstar Dividend Leaders(SM) Index Fund                                               N/A
    First Trust US IPO Index Fund                                                                         N/A
    First Trust NASDAQ-100 Equal Weighted Index(SM) Fund                                                  N/A
    First Trust NASDAQ-100-Technology Sector Index(SM) Fund                                               N/A
    First Trust NYSE Arca Biotechnology Index Fund                                                        N/A
    First Trust Dow Jones Internet Index(SM) Fund                                                         N/A
    First Trust Strategic Value Index Fund                                                                N/A
    First Trust Value Line(R) Equity Allocation Index Fund                                                N/A
    First Trust Value Line(R) Dividend Index Fund                                                         N/A
    First Trust NASDAQ-100 Ex-Technology Sector Index(SM) Fund                                            N/A
    First Trust NASDAQ(R) Clean Edge(R) Green Energy Index Fund                                           N/A
    First Trust S&P REIT Index Fund                                                                       N/A
    First Trust ISE Water Index Fund                                                                      N/A
    First Trust ISE Revere Natural Gas Index Fund                                                         N/A
    First Trust ISE Chindia Index Fund                                                                    N/A
    First Trust Value Line(R) 100 Exchange-Traded Fund                                                    N/A
    First Trust NASDAQ ABA Community Bank Index Fund                                                      N/A
----------------------------------------------------------------------------------------------   -------------
    SUB-TOTAL                                                                                      $2,100,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND
    First Trust Consumer Discretionary AlphaDEX(R) Fund                                                   N/A
    First Trust Consumer Staples AlphaDEX(R) Fund                                                         N/A
    First Trust Energy AlphaDEX(R) Fund                                                                   N/A
    First Trust Financial AlphaDEX(R) Fund                                                                N/A
    First Trust Health Care AlphaDEX(R) Fund                                                              N/A
    First Trust Industrials/Producer Durables AlphaDEX(R) Fund                                            N/A
    First Trust Materials AlphaDEX(R) Fund                                                                N/A
    First Trust Technology AlphaDEX(R) Fund                                                               N/A
    First Trust Utilities AlphaDEX(R) Fund                                                                N/A
    First Trust Large Cap Core AlphaDEX(R) Fund                                                           N/A
    First Trust Mid Cap Core AlphaDEX(R) Fund                                                             N/A
    First Trust Mid Cap Growth AlphaDEX(R) Fund                                                           N/A
    First Trust Small Cap Core AlphaDEX(R) Fund                                                           N/A
    First Trust Small Cap Value AlphaDEX(R) Fund                                                          N/A
    First Trust Small Cap Growth AlphaDEX(R) Fund                                                         N/A
    First Trust Large Cap Value AlphaDEX(R) Fund                                                          N/A
    First Trust Mega Cap AlphaDEX(R) Fund                                                                 N/A
----------------------------------------------------------------------------------------------   -------------
    SUB-TOTAL                                                                                      $2,300,000

FIRST TRUST EXCHANGE-TRADED FUND II
    First Trust FTSE EPRA/NAREIT Developed Markets Real Estate Index Fund                                 N/A
    First Trust STOXX(R) European Select Dividend Index Fund                                              N/A
    First Trust Dow Jones Global Select Dividend Index Fund                                               N/A
    First Trust ISE Global Wind Energy Index Fund                                                         N/A
    First Trust ISE Global Engineering and Construction Index Fund                                        N/A
    First Trust NASDAQ(R) Clean Edge(R) Smart Grid Infrastructure Index Fund                              N/A
    First Trust ISE Global Copper Index Fund                                                              N/A
    First Trust ISE Global Platinum Index Fund                                                            N/A
    First Trust BICK Index Fund                                                                           N/A
    First Trust ISE Cloud Computing Index Fund                                                            N/A
    First Trust NASDAQ CEA Smartphone Index Fund                                                          N/A
    First Trust NASDAQ Global Auto Index Fund                                                             N/A
----------------------------------------------------------------------------------------------   -------------
    SUB-TOTAL                                                                                        $900,000

FIRST TRUST EXCHANGE-TRADED ALPHADEX(R) FUND II
    First Trust Developed Markets Ex-US AlphaDEX(R) Fund                                                  N/A
    First Trust Emerging Markets AlphaDEX(R) Fund                                                         N/A
    First Trust Asia Pacific Ex-Japan AlphaDEX(R) Fund                                                    N/A
    First Trust Europe AlphaDEX(R) Fund                                                                   N/A
    First Trust Latin America AlphaDEX(R) Fund                                                            N/A
    First Trust Brazil AlphaDEX(R) Fund                                                                   N/A
    First Trust China AlphaDEX(R) Fund                                                                    N/A
    First Trust Japan AlphaDEX(R) Fund                                                                    N/A
    First Trust South Korea AlphaDEX(R) Fund                                                              N/A
    First Trust Germany AlphaDEX(R) Fund                                                                  N/A
    First Trust Canada AlphaDEX(R) Fund                                                                   N/A
    First Trust Australia AlphaDEX(R) Fund                                                                N/A
    First Trust United Kingdom AlphaDEX(R) Fund                                                           N/A
    First Trust Taiwan AlphaDEX(R) Fund                                                                   N/A
    First Trust Hong Kong AlphaDEX(R) Fund                                                                N/A
    First Trust Switzerland AlphaDEX(R) Fund                                                              N/A
    First Trust Emerging Markets Small Cap AlphaDEX(R) Fund                                               N/A
    First Trust Developed Markets Ex-U.S. Small Cap AlphaDEX(R) Fund                                      N/A
----------------------------------------------------------------------------------------------   -------------
    SUB-TOTAL                                                                                        $600,000

FIRST TRUST SERIES FUND
    First Trust Preferred Securities and Income Fund                                                      N/A
    First Trust/Confluence Small Cap Value Fund                                                           N/A
----------------------------------------------------------------------------------------------   -------------
    SUB-TOTAL                                                                                        $300,000

    GRAND TOTAL                                                                                   $15,075,000